Exhibit 99.1

Corporate Overview April 2014

OTCQB: LCDX

Company Snapshot Provides disruptive, non-invasive, point-of-care cellular imaging technologies VivaScope systems can improve patient outcomes while reducing costs to the healthcare system VivaScope is a Standard of Care in Germany with the S1 guidelines VivaScope provides physicians with a powerful tool to assist in the diagnosis of skin cancers and other skin disease VivaScope has FDA 510(k) clearance and is supported by more than 350 independently sponsored studies and publications

Caliber I.D. Brand Promise The VivaScope system provides accurate diagnostic information without the need for biopsies Accurately lets physicians identify areas that need to be treated Evaluate the wound healing process and monitors therapeutic outcomes Unlike biopsies, permits unlimited repeat assessments of suspect areas Provides peace of mind and real-time knowledge so patients and caregivers can move forward with confidence

Investment Thesis VivaScope is a proprietary platform directed to multiple large markets Academic, Medical and Therapeutic Research Caliber I.D. estimates the immediate market opportunity to be $300 million Sales to drug and cosmetic industry VivaScope competitively priced against conventional technology providers such as Olympus and Nikon Skin Cancer Screening and Diagnosis Caliber I.D estimates the near-term market opportunities in diagnosis of skin cancers to be $1 billion annually Sales to Managed Care Systems, HMOs, and independent Skin Cancer Imaging centers Surgical and Therapeutic Management Long-term market opportunity will be the most significant Real-time therapeutic and surgical procedure management Reduced surgical procedure time and reoperative rates IP protection from 78 issued or pending patents worldwide Experienced management team with a successful record of commercializing advanced medical technologies

Technology VivaScope Cellular Imaging Confocal Cellular Imaging Creates layer-by-layer scans of living tissue, with a >0.2mm imaging depth Provides a microscopic view of living cells in the skin, with a 3-5 micron cellular resolution, comparable to histology Point-of-Care Diagnosis Images entire lesions instead of portions of lesions Allows physicians to quickly diagnose melanoma and other skin cancers, rashes and many common skin conditions Reduces unnecessary biopsies of non-cancerous lesions Cost-Efficient, Patient-Friendly Fast, painless procedure, allowing for accurate diagnosis in minutes rather than days No side-effects from imaging procedure Eliminates the need for a follow-up visit

Technology VivaScope Product Platform Robust Intellectual Property with 78 patents issued or pending Global Distribution Networks and regulatory approvals

Immediate Commercialization Strategy Academic, Medical and Therapeutic Research Opportunity to capture research sales currently going to major microscopy manufacturers Caliber _ _ _confocal imaging provides a cost-effective solution to pre-clinical research, whereby researchers may view tissue without sacrifice Leverage current customers which include some of the most highly regarded Fortune 500 companies, academic institutions and private practices Over 300 units shipped into commercial research and academic markets and 125 units placed into clinical offices worldwide Three sales representatives targeting research organizations _ __ _ _with first sales made in _ _ Caliber I.D. estimates this market opportunity to be $300 million globally

Immediate Commercialization Strategy Academic, Medical and Therapeutic Research ?Current customers include some of the most highly regarded Fortune 500 companies, and academic institutions ?Over 300 units shipped into commercial research and academic markets Cosmetic Academia Proctor & Gamble Rice University Johnson & Johnson Texas A&M Shiseido Yale Loreal Mass General Avon Amway

Near-Term Commercialization Strategy Skin Cancer Screening and Diagnosis Skin cancer is the most prevalent cancer in the United States 3.5 million new cases annually and a lifetime incidence rate of 20% Exceeds the combined incidence of breast, prostate, lung and colon cancers Conventionally, skin cancers are diagnosed initially by visual inspection and biopsy, an invasive and painful procedure in which tissue is surgically removed and then examined in a laboratory over the next few days. Nearly 80% of the biopsies performed are benign Biopsies can lead to complications such as infection or scarring VivaScope reduces the need to biopsy potential to reduce biopsy rates by 80%! Patients prefer a non-invasive procedure Caliber I.D. estimates this market opportunity to be $1.0 billion globally

Near-Term Commercialization Strategy Skin Cancer Screening and Diagnosis Independent skin cancer screening clinics Developing market across healthcare continuum For the first time patients will have an option and preference for an alternative to biopsy! Potential source of high margin, recurring revenue stream for Caliber I.D. Managed Care closed system HMOs May significantly improves outcomes and reduces costs Allows fast detection of cancerous lesions that appear benign Dramatically reduces the need for expensive, painful and time-consuming biopsies There are more than 1,000 managed care organizations in the U.S. that would benefit from the VivaScope system Potential cost savings of more than $1 billion annually in the U.S., not including any productivity improvements

Near-Term Commercialization Strategy Skin Cancer Screening and Diagnosis Images can be interpreted by the physician at the point of patient care, and/or Images can be securely transferred to a private-network pathologist for remote diagnosis

Longer-Term Commercialization Strategy Surgical and Therapeutic Management In therapeutic monitoring, VivaScope allows physicians to repeatedly and nondestructively examine tissue to determine the effectiveness of therapy in real time In surgery, the technology can enable surgeons to identify, differentiate and diagnose various tissue types for rapid assessment of tissue pathology, reducing procedure time and the re-operative rate per patients, significantly reducing costs and improving patient outcomes Pathology could be performed immediately locally or remotely via VivaNet telepathology network, which would serve as a source of recurring revenues Market assessment currently underway but is expected to be the largest global opportunity

Growth Strategy Caliber I.D. is a unique platform-technology company that has the ability to address multiple high growth markets in drug research and in the cancer diagnosis/treatment markets and in clinical medicine Initially Caliber I.D. is focused on the research market, followed by the clinical diagnostic/therapeutic markets and then by therapeutic and surgical management The vision is to be a viable competitor offering an alternative confocal microscopy system to the global drug, therapeutic and clinical markets Strategic goal is to install Caliber I.D. systems in every skin cancer clinic, in daily use, generating highly profitable recurring revenues for Caliber I.D. through either a direct sale or rental programs In addition, VivaNet and VivaLan image sharing and cloud storage systems will provide for additional recurring revenues Product Service and Service Contract revenues will also be generate ongoing revenues

Approaching Milestones Continue execution/rollout of Research Sales team - 2014 Opening first independent Imaging Center in May 2014 Develop and support the launch of Independent Imaging Centers across the U.S. _ _ Complete NCI - sponsored Melanoma study _ _ Seek partnership with a pharmaceutical company for neuropathy applications _ _ Began the development of new compact confocal imaging device leveraging novel technology with the University of Rochester 2014

Key Financial Data Equity Metrics (April 2014) Market cap: $5.45 million Shares outstanding: 8.5 million Balance Sheet (12/31/13) Current assets: $2.3 million Debt: $11.8 million (1) Revenue 12 mos. ended 12/31/13: $3.3 million 12 mos. ended 12/31/12: $2.4 million 1 Principal of $5M plus interest will convert into common stock at closing of $6 million of financing. Remaining debt matures in 2020.

Investment Thesis - Recap VivaScope is a proprietary platform directed to multiple large markets Academic, Medical and Therapeutic Research Immediate market opportunity of $300 million Sales to drug and cosmetic industry VivaScope competitively priced against conventional technology providers such as Olympus and Nikon Skin Cancer Screening and Diagnosis Near-Term Market Opportunities in diagnosis of skin cancers of $1 billion annually Sales to Managed Care Systems, HMOs, and independent Skin Cancer Imaging centers Surgical and Therapeutic Management Long-term market opportunity will be the most significant Real-time therapeutic and surgical procedure management Reduced surgical procedure time and reoperative rates IP protection from 78 issued or pending patents worldwide Experienced management team with a successful record of commercializing advanced medical technologies

Forward-Looking Statements This corporate overview contains statements about Caliber Imaging & _ or Caliber I.D. future expectations, plans and prospects that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning the _ strategic goals and objectives relating to, among other things: geographic and market expansion; new product opportunities; sales and marketing initiatives; and research and development and financial projections. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including risks relating to: the _ ability to successfully obtain and maintain regulatory approvals; develop and market existing and new products; maintain key intellectual property rights; manage competitive pressures; successfully execute on its plans and strategies for growth; and overcome adverse economic and market conditions, as well as those factors described in _ and elsewhere in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 and any subsequent Quarterly Reports on Form 10-Q filed to date. The forward-looking statements included in this corporate overview represent the Company's views as of the date hereof. The Company anticipates that subsequent events and developments will cause its views to change. While the Company may elect to update these forward-looking statements in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the _ views as of any date subsequent to the date hereof.